Roundhill Bitcoin Covered Call Strategy ETF
Schedule of Investments
September 30, 2024 (Unaudited)

PURCHASED OPTIONS - 3.6%	Notional Amount	Contracts	Value
Call Options - 3.6%			$–
Proshares Bitcoin Strategy ETF, Expiration: 10/18/2024; Exercise Price: $18.26 (a)(b)	$50,224,068	26,172	$1,717,145
TOTAL PURCHASED OPTIONS (Cost $3,957,770)			1,717,145

SHORT-TERM INVESTMENTS - 176.0%
Money Market Funds - 6.8%		Shares
First American Government Obligations Fund - Class X, 4.82% (c)		3,260,277	3,260,277

U.S. Treasury Bills - 169.2%		Par
5.19%, 10/01/2024 (d)		40,147,000	40,147,000
4.77%, 10/31/2024 (e)		41,118,000	40,958,787
			81,105,787
TOTAL SHORT-TERM INVESTMENTS (Cost $84,366,064)			84,366,064

TOTAL INVESTMENTS - 179.6% (Cost $88,323,834)			86,083,209
Liabilities in Excess of Other Assets - (79.6)%			(38,151,839)
TOTAL NET ASSETS - 100.0%			$47,931,370

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(d)	The rate shown is the effective yield as of September 30, 2024.
(e)	Zero coupon bonds make no periodic interest payments.

Roundhill Bitcoin Covered Call Strategy ETF
Schedule of Written Options
September 30, 2024 (Unaudited)

WRITTEN OPTIONS - (6.1)%	Notional Amount	Contracts	Value
Call Options - (1.5)%
Proshares Bitcoin Strategy ETF (a)(b)
Expiration: 10/18/2024; Exercise Price: $19.17	$(25,511,186)	(13,294)	$(415,836)
Expiration: 10/18/2024; Exercise Price: $19.67	(24,712,882)	(12,878)	(295,293)
Total Call Options			(711,129)

Put Options - (4.6)%
Proshares Bitcoin Strategy ETF, Expiration: 10/18/2024; Exercise Price: $18.26 (a)(b)	(50,224,068)	(26,172)	(2,225,143)
TOTAL WRITTEN OPTIONS (Premiums received $5,841,761)			$(2,936,272)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Roundhill Bitcoin Covered Call Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$1,717,145	$–	$1,717,145
Money Market Funds	3,260,277	–	–	3,260,277
U.S. Treasury Bills	–	81,105,787	–	81,105,787
Total Investments	$3,260,277	$82,822,933	$–	$86,083,209

Liabilities:
Investments:
Written Options	–	(2,936,272)	–	(2,936,272)
Total Investments	$–	$(2,936,272)	$–	$(2,936,272)

Refer to the Schedule of Investments for further disaggregation of investment categories.